UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CUBESMART
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ANNUAL MEETING OF SHAREHOLDERS OF CUBESMART May 31, 2017 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 31, 2017. The proxy statement and 2016 Annual Report to Shareholders are available at http://investors.cubesmart.com/Docs Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20833040300000000000 4 053117 (See instructions below) O Jeffrey F. Rogatz changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES, "FOR" PROPOSALS 2 AND 3, “ONE YEAR” FOR PROPOSAL 4, AND “FOR” PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Trustees: NOMINEES: FOR ALL NOMINEESO William M. Diefenderfer III O Piero Bussani WITHHOLD AUTHORITYO Christopher P. Marr FOR ALL NOMINEESO Marianne M. Keler O Deborah R. Salzberg FOR ALL EXCEPTO John F. Remondi O John W. Fain INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017; 3. To cast an advisory vote to approve our executive compensation; 1 YEAR 2 YEARS 3 YEARS ABSTAIN 4. To cast an advisory vote on the frequency of holding an advisory vote on our executive compensation; FOR AGAINST ABSTAIN 5. To consider and vote on a proposal to amend our current Declaration of Trust to provide shareholders with the ability to alter, amend or repeal our Third Amended and Restated Bylaws, and adopt new Bylaws. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this meeting. If this proxy card is properly executed and returned to the Company, the attorney-in-fact and proxy will vote all of the undersigned's shares entitled to vote on the matters hereon as directed hereon or, where no direction is indicated, the undersigned's vote will be cast FOR each of the matters hereon. The attorney-in-fact and proxy will vote such shares as recommended by the Board of Trustees, or, if no recommendation is given, in his own discretion, with regard to any other matters as may properly come before the meeting, including any proposal to adjourn or postpone the meeting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate:

- 0 CUBESMART Proxy for Annual Meeting of Shareholders on May 31, 2017 Solicited on Behalf of the Board of Trustees The undersigned hereby appoints Christopher P. Marr, Timothy M. Martin, and Jeffrey P. Foster, and each of them, as attorney-in-fact and proxy with full power of substitution to represent the undersigned and to vote all of the Common Shares of the Company, held of record by the undersigned on March 15, 2017, at the Annual Meeting of Shareholders to be held on Wednesday, May 31, 2017, at 8:00 a.m., Eastern Daylight Savings time, at Cubesmart, 5 Old Lancaster Road, Malvern, PA 19355, and at any adjournment or postponement thereof. Said attorney-in-fact and proxy is instructed to vote as directed on the reverse side. For more information on how to obtain directions to be able to attend the annual meeting and/or vote in person at the annual meeting please see the accompanying proxy statement or contact our Secretary at 610-535-5000. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF SHAREHOLDERS OF

CUBESMART

May 31, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 31, 2017.
The proxy statement and 2016 Annual Report to Shareholders are available at http://investors.cubesmart.com/Docs

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20833040300000000000 4 053117

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES, "FOR" PROPOSALS 2 AND 3, "ONE YEAR" FOR PROPOSAL 4, AND "FOR" PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ William M. Diefenderfer III
- ○ Piero Bussani
- ○ Christopher P. Marr
- ○ Marianne M. Keler
- ○ Deborah R. Salzberg
- ○ John F. Remondi
- ○ Jeffrey F. Rogatz
- ○ John W. Fain

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017;	☐	☐	☐
3. To cast an advisory vote to approve our executive compensation;	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. To cast an advisory vote on the frequency of holding an advisory vote on our executive compensation;	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. To consider and vote on a proposal to amend our current Declaration of Trust to provide shareholders with the ability to alter, amend or repeal our Third Amended and Restated Bylaws, and adopt new Bylaws.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this meeting.

If this proxy card is properly executed and returned to the Company, the attorney-in-fact and proxy will vote all of the undersigned's shares entitled to vote on the matters hereon as directed hereon or, where no direction is indicated, the undersigned's vote will be cast FOR each of the matters hereon.

The attorney-in-fact and proxy will vote such shares as recommended by the Board of Trustees, or, if no recommendation is given, in his own discretion, with regard to any other matters as may properly come before the meeting, including any proposal to adjourn or postpone the meeting.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of CUBESMART To Be Held On: May 31, 2017 at 8:00 a.m. at Cubesmart, 5 Old Lancaster Road, Malvern PA 19355 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5-19-2017. Please visit http://investors.cubesmart.com/Docs, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. TO VOTE: compensation; adjournment or postponement of the meeting. 1. Election of Trustees: NOMINEES: William M. Diefenderfer III Piero Bussani Christopher P. Marr Marianne M. Keler Deborah R. Salzberg John F. Remondi Jeffrey F. Rogatz John W. Fain Please note that you cannot use this notice to vote by mail. 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017; 3. To cast an advisory vote to approve our executive compensation; 4. To cast an advisory vote on the frequency of holding an advisory vote on our executive 5. To consider and vote on a proposal to amend our current Declaration of Trust to provide shareholders with the ability to alter, amend or repeal our Third Amended and Restated Bylaws, and adopt new Bylaws. To transact such other business as may properly come before the meeting or any In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this meeting. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES, "FOR" PROPOSALS 2 AND 3, “ONE YEAR” FOR PROPOSAL 4, AND “FOR” PROPOSAL 5. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER